Where Intelligence Meets Infrastructure® Oppenheimer 14th Annual Industrial Growth Conference May 8, 2019

NON-GAAP Financial Measures In an effort to provide investors with additional information regarding the Company’s results as determined under GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company’s underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management, and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company’s ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwaterproducts.com. 2

Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements, including statements regarding our go-to-market strategies, operational excellence, acceleration of new product development, continued growth in our end markets, net sales growth, organic adjusted operating income and adjusted EBITDA growth, capital allocation and growth strategies and future warranty charges. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, market and competitive conditions, cyclical and changing demand in core markets such as municipal spending, residential and non-residential construction, and natural gas distribution, manufacturing and product performance, expectations regarding higher volumes, continued execution of our cost productivity initiatives and improved pricing, warranty exposures (including the adequacy of our warranty reserves), our ability to successfully resolve the issues associated with the Walter Tax Liability, changing regulatory, trade and tariff conditions, the failure to realize any of the anticipated benefits of our acquisition of Krausz within the time period currently expected, the risk that the integration of Krausz’s operations into our own will be more costly, difficult or time consuming than expected, and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our Quarterly Reports on Form 10-Q and most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward-looking statements. We do not have any intent to update forward-looking statements, except as required by law. 3

Mueller Water Products at a Glance HISTORY LTM FINANCIALS END MARKETS* FISCAL YEAR 2018 • Founded 160 years ago as of March 31, 2019 <10% % of Natural gas • Spun off from Walter $ in millions Total utilities Industries in 2006 Net sales $931.4 • Listed on NYSE (MWA) Infrastructure $833.8 89.5% June 1, 2006 ≈60% Repair and replacement Technologies $97.6 10.5% of municipal water • Divested U.S. Pipe (April ≈30% systems 2012) and Anvil (Jan. % of Residential construction 2017) Net Sales Adjusted operating income $140.3 15.1% • Acquired Singer Valve (Feb. 2017) and Krausz Adjusted EBITDA $187.6 20.1% Industries (Dec. 2018) * End market data based on company estimates, rounded to 5%, and includes all sales for Infrastructure and Technologies segments. 4

Focused Strategy and Execution Driving Results Where Intelligence Meets Infrastructure® Committed to delivering sustainable and efficient solutions for our customers and the work they do by bridging the gap between intelligence and infrastructure, helping our customers deliver the most important water resources to their communities and enabling smart cities of the future. IMPLEMENT A DRIVE DELIVER INTEGRATED, GO-TO-MARKET ACCELERATE CONTINUOUSLY CUSTOMER-FOCUSED STRATEGY THAT DEVELOPMENT OF TOWARDS SUPPORT AND LEVERAGES ALL OF NEW PRODUCTS OPERATIONAL ALIGNMENT OUR PRODUCTS EXCELLENCE AND SERVICES We are a trusted partner for our customers with solutions and products that are recognized for their reliability, innovation and ability to deliver the lowest total cost of ownership. We help utilities increase operational efficiencies, improve service levels, prioritize capital spending, ensure access to water, and protect lives and property. OUR CORE VALUES Respect | Integrity | Trust | Inclusion | Safety 5

Investment Highlights • Leading brand and municipal market specification positions • Large installed base of iron gate valves and fire hydrants STRONG COMPETITIVE POSITION • Comprehensive distribution network and strong end-user relationships • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets FUNDAMENTALLY SOUND • Aging infrastructure with increasing public awareness driving need for investment requiring LONG-TERM DYNAMICS a $1.7 trillion investment, according to the American Water Works Association(1) • End-markets served by limited number of suppliers MANUFACTURING EXCELLENCE • Enhanced operational excellence initiatives delivering ongoing productivity improvements • Capital investments and efficiencies driving margin expansion and continued investment in DRIVING MARGIN IMPROVEMENT product development LEVERAGING STRENGTHS TO • Intelligent Water TechnologyTM solutions helping utilities actively diagnose, monitor and control the delivery of drinking water INVEST IN EMERGING GROWTH • Proprietary fixed leak detection, pipe condition assessment and smart metering offerings AREAS • Flexible and scalable technology platform for smart water network STRONG BALANCE SHEET AND • Strong balance sheet and free cash flow driving balanced and disciplined capital allocation • Enabling growth through acquisitions, new product development and capital investments, while FREE CASH FLOW returning cash to shareholders through dividends and share repurchases (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 6

Products and Markets

Our Leading Product Positions FIRE IRON GATE BUTTERFLY BRASS HYDRANTS VALVES VALVES PRODUCTS PRODUCT PRODUCT PRODUCT PRODUCT #1 POSITION #1 POSITION #1 POSITION #2 POSITION A.Y. McDonald ACIPCO DeZURIK Ford Meter Box McWane Company estimates based on internal analysis and information from trade associations and distributor networks, where available. 8

Mueller is Uniquely Positioned to Address Utility Pain Points 9

Krausz Industries Krausz is a leader in pipe repair couplings, grips and clamps with a suite of products that can address virtually any water and wastewater pipe connection or repair scenario Broad Portfolio of Products HYMAX Coupling HYMAX Grip HYMAX Versa HYMAX Clamp Two-bolt wide-range Two-bolt wide-range Wide-range wrap-around Two-bolt non-restraint coupling restraint coupling non-restraint coupling wide-range clamp Key End-Uses of Pipe Connection and Repair Products CONNECT RESTRAIN REPAIR pipes of different size and the pipe and reinforce the any type of hole, leak or type integrity of the pipe connection crack Cut off pipe section that requires replacement Connect new pipe section to old pipe section using coupling 10

U.S. Water Infrastructure Requires Substantial Long-Term Investment

REPAIR & REPLACEMENT MARKET

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment[(1)]
- ASCE graded drinking water infrastructure a D[(2)]
- At least 40 cities under consent decrees: Atlanta, Baltimore, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair


Accelerating
Need
(3)
Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2000
2010
2020
2030
2040
2050
2060
2070
Year

FUTURE DRINKING WATER INFRASTRUCTURE EXPENDITURE NEEDS[(4)]


TREATMENT
$72.5B
STORAGE
$39.5B
SOURCE
$20.5B
OTHER
$4.2B
TRANSMISSION & DISTRIBUTION
$247.5B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2017 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) EPA 2013 Drinking Water Needs Survey and Assessment

MUELLER Mueller Water Products 11

Funding Water Infrastructure Repair Historical Water rates compared to other utilities(1) 600 CPI Utilities (NSA 1982-1984 = 100) 500 400 300 200 100 Utility Sources of Funding 0 • Majority of utilities have service connection fees and/or capital recovery (3) 1953 1958 1963 1968 1973 1978 1983 1988 1993 1998 2003 2008 2013 2018 charges, with median fees of about $6,400 CPI Water CPI Nat Gas CPI Postage CPI Electricity CPI All Items • CPI for water and sewerage maintenance increased 3.3% for 12 months ended March 2019(1) (1) Bureau of Labor Statistics (4) (2) 2016 Strategic Directions: U.S. Water Industry – Black & Veatch • 96% funded at state and local government level (3) American Water Works Association 2016 Water and Wastewater Rate Survey (4) RAND Corporation 2017 Report titled “Not Everything is Broken” • Drinking Water State Revolving Fund: $863 million in FY 2017 12

Focus on Manufacturing Excellence Driving Organic Growth • Infrastructure has strong adjusted EBITDA margins (26.6% over last twelve months) providing a base for future growth • Enhanced operational initiatives driving ongoing productivity improvements to facilitate innovation, increase new product development, and strengthen product margins Capital New Product Investment Development Lean Manufacturing 13

Strong Need for Intelligence in Water Infrastructure Black & Veatch 2018 Strategic Directions in the U.S. Water Industry “The true value of digital water emerges when we move from data harvesting to data science. Collecting information is good. Using data to make better decisions and plan for a safe and abundant supply is game-changing.” Water Conservation Non-Revenue Water Customer Service Focus • 21% of U.S. experiencing drought • Up to 30% of treated water is lost • Awareness/education or abnormally dry conditions(1) or unaccounted for in the water system(4) • Ongoing monitoring • 240,000 water main breaks per year(2) • Growing number of states • Sustainability requiring water loss audits(5) • 27% increase in break rates since 2012(3) (1) U.S. Drought Monitor as of April 2, 2019 (includes contiguous 48 states) (2) EPA Aging Water Infrastructure Research Program (3) “Water Main Break Rates in the USA and Canada: A Comprehensive Study,” March 2018, Steven Folkman at Utah State University (4) Navigant Research (5) National Resource Defense Council 14

Technologies Bringing Intelligence to Water Infrastructure Intelligent Water TechnologyTM is Mueller’s full-line of innovative solutions, products and services that actively diagnose, monitor and control the delivery of safe, clean drinking water to consumers and businesses Smart Metering Leak Detection and Pipe Condition Assessment • Provide longer-range AMI systems • Detect leaks on transmission and • Manage water service distribution mains; ongoing remotely monitoring • Detect leaks • Assess condition of • Increase education and distribution and customer service with transmission mains consumer portal • Provide data analytics to manage water assets 15

Financial Performance

Focused Execution Driving Results PURSUED STRATEGIC GENERATED FREE CASH FLOW IMPROVED PRODUCTIVITY AND OPPORTUNITIES REDUCED COSTS • Leveraged Mueller brand to drive • Strong record of free cash flow • Divested Anvil and U.S. Pipe organic growth generation driven by improvements in operating results and • Reorganized the Company around • Acquired Krausz Industries, leader management of working capital product value streams in pipe repair couplings, grips and clamps • Generated approximately $180 • Implemented cost savings to fund million in free cash flow in last investments in manufacturing and • Acquired automatic control valves three years (FY2016 to FY2018) new product development and engineering • Acquired and investing in leak • Reduced debt by $650 million detection and pipe condition since September 30, 2008 • Implemented Lean manufacturing assessment technologies and other productivity • Refinanced debt in June 2018 with improvements: • Acquired and investing in AMI $450 million of 5.5% Senior Notes technology • Increased production capacity due 2026 within existing footprint • Enhanced Smart Water offering • Lowered labor costs with remote disconnect meter, integrated leak detection, and • Reduced manufacturing longer-range communications footprint capabilities 17

History of Strong Financial Performance Delivered 26% cumulative net sales growth (4.7% CAGR) with 76% cumulative increase in adjusted EBITDA between 2013 and 2018 leading to adjusted EBITDA margin improvement around 600 bps. since 2013 (FY2013 to LTM Q2FY19) (1) Consolidated Net Sales Consolidated Adjusted EBITDA and ($ in millions) Adjusted EBITDA Margin ($ in millions) $1,000 $250 $916 $931 19.5% 19.8% 19.7% 20.1% $900 $826 18.1% 20.0% $783 $793 $801 $800 $730 $200 16.2% $180 $188 $164 $700 14.0% $156 15.0% $143 $600 $150 $127 $500 $102 10.0% $400 $100 $300 $200 $50 5.0% $100 $0 $0 0.0% FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 LTM FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 LTM Q2FY19 Q2FY19 NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (1) Adjusted EBITDA excludes other charges of $1.4 million in 2013, $3.1 million in 2014, $7.9 million in 2015, $7.2 million in 2016, $21.2 million in 2017, $15.6 million in 2018 and $51.2 million in YTD Q2FY19. 18

Q2 2019 Consolidated Financial Highlights • Net sales increased $0.8 million to $234.0 million driven by the acquisition of Krausz Industries and higher pricing at Second Quarter 2019 2018 Infrastructure, partially offset by lower volumes at both Infrastructure and Technologies Net sales $ 234.0 $ 233.2 • Second quarter performance below expectations due to challenges from slower than anticipated residential Adj. operating income $ 31.3 $ 31.8 construction and severe weather, as well as the impact of the Aurora tragedy which occurred on February 15th at our Adj. operating margin 13.4% 13.6% Henry Pratt facility Adj. EBITDA $ 44.7 $ 42.4 • Adjusted operating income decreased $0.5 million to $31.3 million as operating performance at Technologies improved this quarter and helped offset a slight decrease Adj. EBITDA margin 19.1% 18.2% in adjusted operating income at Infrastructure Adj. net income per share $ 0.12 $ 0.12 • Adjusted EBITDA increased $2.3 million, or 5.4%, to $44.7 million compared with $42.4 million in 2018 driven by both $ in millions except per share amounts Infrastructure and Technologies, as well as lower corporate 2Q19 results exclude strategic reorganization and other charges of $6.9 million, Krausz inventory step-up amortization of $2.2 million, $1.0 million to exit Canadian pension plans, and Walter Energy G&A accrual of $0.5 million 2Q18 results exclude strategic reorganization and other charges of $1.9 million and provisional one- • Adjusted net income per diluted share of $0.12 was the time transition tax of $7.5 million same as the prior year 19

2019 Full Year Outlook Full year 2019 expectations reflect the current business environment and include the results expected from the acquisition of Krausz Industries Ltd. • Growth in all end markets during the second half of 2019 with municipal spending growth in the mid-single digit range, residential construction growth in the low-single digit range and natural gas distribution growth in the mid- single digit range • Consolidated net sales growth between 7 and 9 percent with organic sales growth supported by increased volume and higher pricing • Based on the current outlook for product mix and inflation, adjusted EBITDA growth between 12 and 15 percent (from $180.0 million of adjusted EBITDA in 2018) • Depreciation and amortization between $53 million and $56 million, which includes amortization of intangibles related to the acquisition of Krausz • Corporate SG&A expenses between $34 million and $36 million. • Net interest expense between $23 million and $24 million and an annual effective income tax rate between 25 and 27 percent • Capital expenditures between $60 million and $65 million 20

Strong Balance Sheet with Significant Flexibility • Total debt of $445.7 million and cash and cash equivalents of $134.3 million, after Krausz Industries acquisition, which closed in Q1 FY19 • Net debt leverage was 1.7x at March 31, 2019 • $143 million of excess availability under the ABL at March 31, 2019 Total Debt $1,800 ($ in millions) $1,600 $1,549 $1,400 $1,200 $1,127 $1,101 $1,096 $1,000 $740 $800 $692 $678 $623 $601 $546 $600 $489 $484 $481 $445 $446 $400 $200 $0 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 Q2FY19 21

Balanced and Disciplined Capital Allocation STRATEGIC INVESTMENTS SHAREHOLDERS BALANCE SHEET • Driving growth through capital • Returned $155 million of cash to • Reduced debt by $1.1 billion since investments and acquisitions shareholders since December March 31, 2006 and $650 million 2016 through dividends and share since September 30, 2008 • Increased capital expenditures to repurchases $60 to $65 million range in FY2019 • Capital structure and net leverage from $41 million in FY2017 • Increased dividend 25% in position provides flexibility to January 2018 which is the fourth support acquisitions and • Building pipeline for acquisitions to increase in the last four years shareholders expand product portfolio, leverage existing relationships and • Repurchased $85 million worth of • As of March 31, 2019, net debt capabilities, and grow geographic shares since January 2017 with leverage was 1.7x with cash and footprint $160 million available in share cash equivalents of $134.3 repurchase program million, after Krausz acquisition • Acquired Singer Valve to expand product portfolio • Acquired Krausz Industries, leader in pipe repair couplings, grips and clamps to expand product portfolio and geographic footprint 22

Investment Highlights • Leading brand and municipal market specification positions • Large installed base of iron gate valves and fire hydrants STRONG COMPETITIVE POSITION • Comprehensive distribution network and strong end-user relationships • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets FUNDAMENTALLY SOUND • Aging infrastructure with increasing public awareness driving need for investment requiring LONG-TERM DYNAMICS a $1.7 trillion investment, according to the American Water Works Association(1) • End-markets served by limited number of suppliers MANUFACTURING EXCELLENCE • Enhanced operational excellence initiatives delivering ongoing productivity improvements • Capital investments and efficiencies driving margin expansion and continued investment in DRIVING MARGIN IMPROVEMENT product development LEVERAGING STRENGTHS TO • Intelligent Water TechnologyTM solutions helping utilities actively diagnose, monitor and control the delivery of drinking water INVEST IN EMERGING GROWTH • Proprietary fixed leak detection, pipe condition assessment and smart metering offerings AREAS • Flexible and scalable technology platform for smart water network STRONG BALANCE SHEET AND • Strong balance sheet and free cash flow driving balanced and disciplined capital allocation • Enabling growth through acquisitions, new product development and capital investments, while FREE CASH FLOW returning cash to shareholders through dividends and share repurchases (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 23

Questions

Supplemental Data

Segment Results and Reconciliation of GAAP to Non-GAAP Performance Measures (UNAUDITED) Quarter ended March 31, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 214.1 $ 19.9 $ — $ 234.0 Gross profit $ 71.9 $ 2.9 $ — $ 74.8 Selling, general and administrative expenses 30.7 6.5 8.5 45.7 Strategic reorganization and other charges 1.1 — 5.8 6.9 Operating income (loss) (1) $ 40.1 $ (3.6) $ (14.3) $ 22.2 Operating margin 18.7% (18.1)% 9.5% Capital expenditures $ 13.0 $ 1.6 $ — $ 14.6 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 10.9 Strategic reorganization and other charges 6.9 Exit of pension plans 1.0 Krausz inventory step-up amortization 2.2 Walter Energy accrual 0.5 Income tax benefit of adjusting items (2.9) Adjusted net income $ 18.6 Weighted average diluted shares outstanding 159.2 Adjusted net income per diluted share $ 0.12 (1) We do not allocate interest or income taxes to our segments. 26

Segment Results and Reconciliation of GAAP to Non-GAAP Performance Measures (UNAUDITED) Quarter ended March 31, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 10.9 Income tax expense (benefit) (1) 3.9 Interest expense, net (1) 5.9 Walter Energy accrual 0.5 Pension costs other than service 1.0 Operating income (loss) $ 40.1 $ (3.6) $ (14.3) 22.2 Krausz inventory step-up amortization 2.2 — — 2.2 Strategic reorganization and other charges 1.1 — 5.8 6.9 Adjusted operating income (loss) 43.4 (3.6) (8.5) 31.3 Depreciation and amortization 11.4 1.9 0.1 13.4 Adjusted EBITDA $ 54.8 $ (1.7) $ (8.4) $ 44.7 Adjusted operating margin 20.3% (18.1)% 13.4% Adjusted EBITDA margin 25.6% (8.5)% 19.1% Adjusted EBITDA $ 54.8 $ (1.7) $ (8.4) $ 44.7 Three prior quarters’ adjusted EBITDA 167.0 (0.2) (23.9) 142.9 Trailing twelve months’ adjusted EBITDA $ 221.8 $ (1.9) $ (32.3) $ 187.6 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.8 Long-term debt 444.9 Total debt 445.7 Less cash and cash equivalents 134.3 Net debt $ 311.4 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.7x (1) We do not allocate interest or income taxes to our segments. 27

Segment Results and Reconciliation of GAAP to Non-GAAP Performance Measures (UNAUDITED) Quarter ended March 31 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 211.1 $ 22.1 $ — $ 233.2 Gross profit $ 71.4 $ 3.1 $ — $ 74.5 Selling, general and administrative expenses 26.4 7.0 9.3 42.7 Gain on sale of idle property — — — — Strategic reorganization and other charges 0.1 — 1.8 1.9 Operating income (loss) (1) $ 44.9 $ (3.9) $ (11.1) $ 29.9 Operating margin 21.3% (17.6)% 12.8% Capital expenditures $ 6.3 $ 1.5 $ 0.2 $ 8.0 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 10.2 Income tax benefit from remeasuring deferred income tax balances 7.5 Strategic reorganization and other charges 1.9 Income tax benefit of adjusting items (0.5) Adjusted net income $ 19.1 Weighted average diluted shares outstanding 159.4 Adjusted net income per diluted share $ 0.12 (1) We do not allocate interest or income taxes to our segments. 28

Segment Results and Reconciliation of GAAP to Non-GAAP Performance Measures (UNAUDITED) Quarter ended March 31 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 10.2 Income tax expense (1) 14.2 Interest expense, net (1) 5.2 Pension costs other than service 0.3 Operating income (loss) $ 44.9 $ (3.9) $ (11.1) 29.9 Strategic reorganization and other charges 0.1 — 1.8 1.9 Adjusted operating income (loss) 45.0 (3.9) (9.3) 31.8 Pension costs other than service 0.1 — (0.4) (0.3) Depreciation and amortization 9.4 1.5 — 10.9 Adjusted EBITDA $ 54.5 $ (2.4) $ (9.7) $ 42.4 Adjusted operating margin 21.3% (17.6)% 13.6% Adjusted EBITDA margin 25.8% (10.9)% 18.2% Adjusted EBITDA $ 54.5 $ (2.4) $ (9.7) $ 42.4 Three prior quarters’ adjusted EBITDA 160.3 (4.4) (25.4) 130.5 Trailing twelve months’ adjusted EBITDA $ 214.8 $ (6.8) $ (35.1) $ 172.9 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 5.6 Long-term debt 473.4 Total debt 479.0 Less cash and cash equivalents 323.9 Net debt $ 155.1 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 0.9x (1) We do not allocate interest or income taxes to our segments. 29

Segment Results and Reconciliation of GAAP to Non-GAAP Performance Measures (UNAUDITED) Six months ended March 31, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 386.1 $ 40.7 $ — $ 426.8 Gross profit $ 128.7 $ 6.2 $ — $ 134.9 Selling, general and administrative expenses 56.6 13.5 16.6 86.7 Strategic reorganization and other charges 1.1 — 9.0 10.1 Operating income (loss) (1) $ 71.0 $ (7.3) $ (25.6) $ 38.1 Operating margin 18.4% (17.9)% 8.9% Capital expenditures $ 27.8 $ 2.7 $ — $ 30.5 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net loss $ (10.1) Walter Energy accrual 37.9 Strategic reorganization and other charges 10.1 Transition tax benefit (0.6) Discrete tax benefit of Walter Energy accrual (7.7) Exit of pension plans 1.0 Krausz inventory step-up amortization 2.2 Income tax benefit of adjusting items (2.6) Adjusted net income $ 30.2 Weighted average diluted shares outstanding 157.9 Adjusted net income per diluted share $ 0.19 (1) We do not allocate interest or income taxes to our segments. 30

Segment Results and Reconciliation of GAAP to Non-GAAP Performance Measures (UNAUDITED) Six months ended March 31, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net loss $ (10.1) Income tax expense (benefit) (1) (2.0) Interest expense, net (1) 11.4 Walter Energy accrual 37.9 Pension costs other than service 2.1 Operating income (loss) $ 71.0 $ (7.3) $ (25.6) 38.1 Krausz inventory step-up amortization 2.2 — — 2.2 Strategic reorganization and other charges 1.1 — 9.0 10.1 Adjusted operating income (loss) 74.3 (7.3) (16.6) 50.4 Pension benefit other than service, excluding the effect of exit of pension plans — — 0.1 0.1 Depreciation and amortization 21.5 3.9 0.1 25.5 Adjusted EBITDA $ 95.8 $ (3.4) $ (16.4) $ 76.0 Adjusted operating margin 19.2% (17.9)% 11.8% Adjusted EBITDA margin 24.8% (8.4)% 17.8% Reconciliation of free cash flow to net cash used in operating activities: Net cash used in operating activities $ (29.1) Less capital expenditures (30.5) Free cash flow $ (59.6) (1) We do not allocate interest or income taxes to our segments. 31

Segment Results and Reconciliation of GAAP to Non-GAAP Performance Measures (UNAUDITED) Six months ended March 31, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 371.2 $ 40.3 $ — $ 411.5 Gross profit $ 123.9 $ 6.0 $ — $ 129.9 Selling, general and administrative expenses 50.8 14.5 17.2 82.5 Gain on sale of idle property — — (9.0) (9.0) Strategic reorganization and other charges 0.1 0.1 5.6 5.8 Operating income (loss) (1) $ 73.0 $ (8.6) $ (13.8) $ 50.6 Operating margin 19.7% (21.3)% 12.3% Capital expenditures $ 11.1 $ 3.0 $ 0.3 $ 14.4 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 65.3 Income tax benefit from remeasuring deferred income tax balances (35.1) Gain on sale of idle property (9.0) Strategic reorganization and other charges 5.8 Income tax benefit of adjusting items 0.9 Adjusted net income $ 27.9 Weighted average diluted shares outstanding 159.6 Adjusted net income per diluted share $ 0.17 (1) We do not allocate interest or income taxes to our segments. 32

Segment Results and Reconciliation of GAAP to Non-GAAP Performance Measures (UNAUDITED) Six months ended March 31, 2018 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 65.3 Income tax expense (1) (25.6) Interest expense, net (1) 10.4 Pension costs other than service 0.5 Operating income (loss) $ 73.0 $ (8.6) $ (13.8) 50.6 Gain on sale of idle property — — (9.0) (9.0) Strategic reorganization and other charges 0.1 0.1 5.6 5.8 Adjusted operating income (loss) 73.1 (8.5) (17.2) 47.4 Pension costs other than service — — (0.5) (0.5) Depreciation and amortization 18.5 2.9 0.1 21.5 Adjusted EBITDA $ 91.6 $ (5.6) $ (17.6) $ 68.4 Adjusted operating margin 19.7% (21.1)% 11.5% Adjusted EBITDA margin 24.7% (13.9)% 16.6% Reconciliation of free cash flow to net cash used in operating activities: Net cash provided by operating activities $ 1.6 Less capital expenditures (14.4) Free cash flow $ (12.8) (1) We do not allocate interest or income taxes to our segments. 33

Where Intelligence Meets Infrastructure®